                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      December 15, 2004
                                                 ------------------------------


                               Health Grades, Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                     0-22019                62-1623449
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(State or Other Jurisdiction      (Commission File          (IRS Employer
     of Incorporation)                 Number)            Identification No.)

44 Union Boulevard, Suite 600
     Lakewood, Colorado                                         80228
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code      (303) 716-0041
                                                   ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))
     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURES OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 15, 2004, the Board of Directors of Health Grades, Inc. ("Health Grades") appointed J.D. Kleinke Vice Chairman of the Board of Directors, effective January 1, 2005. This is an executive position, and Mr. Kleinke will become a part-time employee of the Company.

Mr. Kleinke is 42 years old. He has served as a director of Health Grades since April 2002. Since September 2004, Mr. Kleinke has served as Chairman of the Board and Executive Director of Omnimedix Institute, a non-profit healthcare research and information technology development organization. In addition, since April 1998, Mr. Kleinke has served as President and Chief Executive Officer of HSN, a healthcare consulting company owned by Mr. Kleinke. From May 1992 to February 1998, Mr. Kleinke served in various capacities for HCIA, Inc., a healthcare information company that provides information products and services to healthcare systems, managed care organizations and pharmaceutical companies.

Mr. Kleinke will continue to serve Omnimedix Institute and HSN in the capacities described above.

The Board of Directors also elected Kerry R. Hicks, Health Grades' President and Chief Executive Officer, to the additional position of Chairman of the Board of Directors.

In addition, also on December 15, 2004, the Board of Directors of Health Grades elected Mark Pacala to the Board of Directors. Mr. Pacala is a Managing Director of Essex Woodlands Health Ventures, a healthcare industry venture capital firm. Essex Woodlands Health Ventures Fund IV, L.P., an affiliate of Essex Woodlands, holds approximately 37% of Health Grades' outstanding common stock.

Health Grades; Kerry Hicks, Health Grades' Chairman, President and Chief Executive Officer; David Hicks, Health Grades' Executive Vice President - Information Technology; Sarah Loughran, Health Grades' Executive Vice President
- Provider Services; and certain of Health Grades' former executive officers have agreed to take such actions (including in the case of the individuals, voting their shares) as are in their control so that (1) Health Grades' Board of Directors is comprised of no more than eight members and (2) one designee of Essex Woodlands Health Ventures Fund IV, L.P. is elected to the Board of Directors. Mr. Pacala was elected to the Board of Directors pursuant to the designation of Essex Woodlands Health Ventures Fund IV, L.P.

Mr. Pacala was named to serve on the Compensation Committee of the Board of Directors.

In connection with the actions described above, the Board of Directors reconstituted its two committees. The members of the Audit Committee are Peter
H. Cheesbrough (Chairman), Leslie S. Matthews, M.D. and John J. Quattrone. The members of the Compensation Committee are Mr. Quattrone (Chairman), Mr.Cheesbrough and Mr.Pacala.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTH GRADES, INC.
                                       (Registrant)

                                       By:      ALLEN DODGE
                                                ---------------------------
                                                Allen Dodge
                                                Senior Vive President -Finance
                                                and Chief Financial Officer

Dated:  December 21, 2004